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                       COHEN & STEERS REALTY SHARES, INC.

                         SUPPLEMENT DATED August 7, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

The information below supplements and replaces the information in "Management of the Fund--Portfolio Managers":

         The Fund's portfolio managers are:

         Martin Cohen--Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and Vice President of Cohen & Steers Securities, LLC, the Fund's distributor. Mr. Cohen has been a portfolio manager of the Fund since its inception.

         Robert H. Steers--Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and President of Cohen & Steers Securities, LLC, the Fund's distributor. Mr. Steers has been a portfolio manager of the Fund since its inception.

         James S. Corl--Mr. Corl joined Cohen & Steers Capital Management,
         Inc., the Fund's investment adviser, in 1997. He has been a Senior Vice President since 2000 and a portfolio manager of the Fund since July 2003.